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                                                                  Exhibit (j)(6)

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                    POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Craig L. DeSanto, Thomas F. English, Robert J. Hebron, Catherine A. Marrion, Nicholas E. Pasyanos, and Linda M. Reimer as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account - I (File Numbers 333-07617, 333-48300 and 333-161336) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

PRINCIPAL ACKNOWLEDGMENT:


--------------------------------------    --------------------------------------
Scott L. Berlin                           Mark W. Pfaff


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Christopher O. Blunt                      Angelo J. Scialabba


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Frank M. Boccio                           Arthur H. Seter


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Solomon Goldfinger                        Michael E. Sproule


--------------------------------------    --------------------------------------
Steven D. Lash                            Joel M. Steinberg


/s/ Theodore A. Mathas
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Theodore A. Mathas                        Michael Whitton


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John R. Meyer
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                                 ACKNOWLEDGMENT


State of New York          )
                           ) SS:
County of New York              )


     On this, the 11th day of November, 2009, before me a notary public, the undersigned officer, personally appeared Theodore A. Mathas, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained.


                                          /s/ Julia Cavaliere
                                          --------------------------------------
                                          Notary Public